Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2018

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

Alta Vista Oil Corporation	Delaware
*Altus Midstream Company	Delaware
Altus Midstream GP LLC	Delaware
Apache Alaska Corporation	Delaware
Apache Corporation (New Jersey)	New Jersey
Apache Crude Oil Marketing, Inc.	Delaware
Apache Deepwater LLC	Delaware
Apache Fertilizer Holdings II Corporation LDC	Cayman Islands
Apache Finance Louisiana Corporation	Delaware
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache Holdings, Inc.	Delaware
Apache International Employment Inc.	Delaware
Apache Louisiana Holdings LLC	Delaware
Apache Louisiana Minerals LLC	Delaware
Apache Marketing, Inc.	Delaware
Apache Midstream LLC	Delaware
Alpine High Oil Pipeline LLC	Delaware
Altus Midstream Subsidiary GP LLC	Delaware
Apache Natural Gas Transportation Fuels LLC	Delaware
Apache North America LLC	Delaware
Apache Oil Corporation	Texas
Apache Overseas LLC	Delaware
Apache Asia Pacific Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache Egypt Investment Corporation LDC	Cayman Islands
Apache Egypt Holdings I Corporation LDC	Cayman Islands
Apache Egypt Holdings IV Corporation LDC	Cayman Islands
Apache Egypt Holdings III Corporation LDC	Cayman Islands
Apache Egypt GP Corporation LDC	Cayman Islands
Apache Egypt Holdings II Corporation LDC	Cayman Islands
Apache Abu Gharadig Corporation LDC	Cayman Islands
Apache East Bahariya Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands
Apache Khalda Corporation LDC	Cayman Islands
Apache Egypt Midstream Holdings I LDC	Cayman Islands
Apache Khalda II Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache North Bahariya Corporation LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Tarek Corporation LDC	Cayman Islands

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2018

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Apache UK Corporation LDC	Cayman Islands
Apache International Finance Corporation LDC	Cayman Islands
Apache North Sea Limited	England and Wales
Apache UK Pension Trustee Ltd.	England and Wales
Apache North Sea Production Limited	England and Wales
Apache UK Investment Limited	England and Wales
Apache Beryl I Limited	Cayman Islands
Apache EMEA Corporation LDC	Cayman Islands
Apache Exploration LDC	Cayman Islands
Apache Fertilizer Holdings Corporation LDC	Cayman Islands
Apache International Finance S.a.r.l.	Luxembourg
Apache International Finance II S.a.r.l.	Luxembourg
Apache Finance Pty Limited	Australian Capital Territory
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Latin America II Corporation LDC	Cayman Islands
Apache Netherlands Investment B.V.	The Netherlands
Apache Suriname Corporation LDC	Cayman Islands
Apache Netherlands Investment II B.V.	The Netherlands
Apache Suriname 58 Corporation LDC	Cayman Islands
Apache Overseas Holdings LLC	Delaware
Apache Switzerland Holdings AG	Switzerland
Apache Kenya Holdings LLC	Delaware
Apache Kenya Limited	Kenya
Apache Overseas Holdings II, Inc.	Delaware
Apache Shady Lane Ranch Inc.	Delaware
Apache Shelf Exploration LLC	Delaware
Apache Shelf, Inc.	Delaware
Apache Texas Property Holding Company LLC	Delaware
Apache UK Limited	England and Wales
Apache Well Containment LLC	Delaware
Apache Western Exploration LLC	Delaware
BLPL Holdings LLC	Delaware
Clear Creek Hunting Preserve, Inc.	Wyoming
Cordillera Energy Partners III, LLC	Colorado
Cottonwood Aviation, Inc.	Delaware
CV Energy Corporation	Delaware

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of December 31, 2018

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization

DEK Energy LLC	Delaware
Apache Finance Canada LLC	Delaware
Apache Permian Basin Investment Corporation	Delaware
Apache Permian Basin Corporation	Delaware
Apache Permian Exploration and Production LLC	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Permian Basin Joint Venture LLC (95%)	Delaware
ZPZ Delaware I LLC	Delaware
Apache Canada Management LLC	Delaware
Apache Canada Holdings LLC	Delaware
Apache Canada Management II LLC	Delaware
Apache Finance Canada III LLC	Delaware
Apache Finance Canada IV LLC	Delaware
Stallion Canada Holdings LLC	Delaware
Edge Petroleum Exploration Company	Delaware
Granite Operating Company	Texas
Phoenix Exploration Resources, Ltd.	Delaware
Texas International Company	Delaware
Texas and New Mexico Exploration LLC	Delaware
ZPZ Acquisitions, Inc.	Delaware
ZPZ Delaware II LLC	Delaware
Phoenix Exploration Louisiana C LLC (75%)	Delaware
ZPZ Delaware III LLC	Delaware

*Apache Corporation owns a 79.19% voting interest and a 9.76% economic ownership interest.